SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 7, 2001

                               IJOIN SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


      Delaware                          0-26901                  65-0869393
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(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
      of Incorporation)                 Number)              Identification No.)

2505 Second Avenue, Suite 500
Seattle, Washington                                                  98121
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(Address of Principal Executive Offices)                           (Zip Code)


(Registrant's telephone number, including area code):   (206) 374-8600


                                Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

 Item 8. Change in Fiscal Year.
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              In connection with the merger transaction consummated May 7, 2001 by and among the Company's predecessor, Tech Creations, Inc., its wholly-owned subsidiary and iJoin, Inc. (the "Merger"), the Company adopted the fiscal year end of iJoin, Inc. resulting in a change in its fiscal year end from September 30 to December 31. Since May 7, 2001, the Company has filed its periodic reports based on the December 31 fiscal year as the same have become due in the ordinary course of business in accordance with the Securities and Exchange Commission filing requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 27, 2001                   IJOIN SYSTEMS, INC.


                                              By:  /s/ Bob Bagga
                                                -------------------------
                                                Bob Bagga
                                                Chairman of the Board and
                                                Chief Executive Officer